UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2025

BASSETT FURNITURE INDUSTRIES, INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-00209	54-0135270
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3525 FAIRYSTONE PARK HIGHWAY BASSETT, Virginia	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (276) 629-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock ($5.00 par value)	BSET	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Committee”) of the Board of Directors of Bassett Furniture Industries, Incorporated (the “Company”), concluded a competitive selection process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending November 29, 2025.

(a)	Previous Independent Registered Accounting Firm

The Committee, effective as of April 7, 2025, dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s current independent registered public accounting firm.  The reports of Ernst & Young on the Company’s consolidated financial statements for the fiscal years ended November 30, 2024 and November 25, 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended November 30, 2024 and November 25, 2023, and in the subsequent interim period from December 1, 2024 through April 7, 2025, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in its reports on the  Company’s consolidated financial statements for such fiscal years. In addition, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended November 30, 2024 and November 25, 2023, or in the subsequent period from December 1, 2024 through April 7, 2025.

The Company has provided a copy of the foregoing disclosures to Ernst & Young and requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Ernst & Young’s letter, dated April 9, 2025, is filed as Exhibit 16.1 to this Form 8-K.

(b)	New Independent Registered Public Accounting Firm

The Committee, effective as of April 7, 2025, approved the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 29, 2025.

During the two most recent fiscal years ended November 30, 2024 and November 25, 2023, and in the subsequent interim period from December 1, 2024 through April 7, 2025, neither the Company nor anyone on its behalf has consulted with Grant Thornton LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton LLP  concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction thereto), or (iii) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 9, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date: April 11, 2025	By: /s/ J. Michael Daniel
J. Michael Daniel
Title: Senior Vice President - Chief Financial Officer